Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Worldwide Specialty Chemicals, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Thomas Layton, Principal Executive Officer and, I, Paul O. Williams, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 17, 2018	By: /s/ E. Thomas Layton
E. Thomas Layton
Chief Executive Officer (Principal Executive Officer)

Date: July 17, 2018	By: /s/ Paul O. Williams Paul O. Williams
Chief Financial Officer
(Principal Financial Officer)